Exhibit 10.3

SECOND MODIFICATION AGREEMENT

(MOFFETT BUSINESS CENTER)

This SECOND MODIFICATION AGREEMENT (MOFFETT BUSINESS CENTER) (this “Amendment”), dated as of December 31, 2010 (the “Amendment Date”), is made by and between BNP PARIBAS LEASING CORPORATION (“BNPPLC”), a Delaware corporation, and NETAPP, INC. (“NAI”), a Delaware corporation which is a successor by merger to Network Appliance, Inc.

RECITALS

BNPPLC and Network Appliance, Inc. executed a Common Definitions and Provisions Agreement (Moffett Business Center) dated as of November 29, 2007 (as previously amended by a First Modification Agreement dated as of April 9, 2008, the “Common Definitions and Provisions Agreement”), which by this reference is incorporated into and made a part of this Amendment for all purposes. As used in this Amendment, capitalized terms defined in the Common Definitions and Provisions Agreement and not otherwise defined in this Amendment are intended to have the respective meanings assigned to them in the Common Definitions and Provisions Agreement.

BNPPLC and Network Appliance, Inc. also executed other Operative Documents, including a Closing Certificate and Agreement (Moffett Business Center) dated as of November 29, 2007 (as previously amended by a First Modification Agreement dated as of April 9, 2008, the “Closing Certificate”), pursuant to which (among other things) NAI is currently bound by certain financial covenants set forth therein.

Bank of America, N.A.; Goldman Sachs Credit Partners L.P.; JPMorgan Chase Bank, National Association; KeyBank National Association; Morgan Stanley Bank; Sumitomo Mitsui Banking Corporation; and Wells Fargo Bank, N.A., as “Participants” (herein so called), and BNPPLC have all previously become parties to a Participation Agreement (Moffett Business Center) dated as of November 29, 2007 (the “Participation Agreement”), in which the Participants have agreed with BNPPLC to participate in the risks and rewards to BNPPLC of the Operative Documents.

BNPPLC and NAI now desire to amend the Common Definitions and Provisions Agreement and the Closing Certificate as more particularly provided below in this Amendment.

AGREEMENTS

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1 AMENDMENTS TO THE OPERATIVE DOCUMENTS.

(A) Amendment to the Common Definitions and Provisions Agreement. The notice address of BNPPLC set forth in Section 1 of Article II of the Common Definitions and Provisions Agreement is amended to read as follows:

Address of BNPPLC:

BNP Paribas Leasing Corporation

15455 North Dallas Parkway, Suite 1400

Addison, Texas 75001

Attention: Lloyd G. Cox, Managing Director

Telecopy: 972-788-5230

(B) Amendments to the Closing Certificate. Effective as of the Amendment Date, but subject to the satisfaction of the condition precedent set forth in Section 9 below, the Closing Certificate is amended as follows:

(1) Clause (d) of subparagraph 3(B)(1) is amended and restated to read in its entirety as follows:

(d) Guarantees by any Subsidiary of Indebtedness of NAI or any other Subsidiary (including, for avoidance of doubt, any Indebtedness that is deemed to be Indebtedness of any Subsidiary pursuant to clause (f) of the definition of Indebtedness as a result of a Lien on the property of such Subsidiary securing Indebtedness of NAI or any other Subsidiary);

(2) Clause (i) of subparagraph 3(B)(1) is amended and restated to read in its entirety as follows:

(i) (x) Indebtedness of Subsidiaries which are not Material Domestic Subsidiaries in an aggregate principal amount not exceeding 5% of Consolidated Total Assets at any time outstanding and (y) additional Indebtedness of Subsidiaries which are not Material Domestic Subsidiaries so long as (and to the extent) the net proceeds of such Indebtedness are promptly distributed, dividended, advanced or loaned to NAI and, in the case where such net proceeds have been advanced or loaned, not repaid or otherwise loaned or advanced back; and

(3) Clause (i) of subparagraph 3(B)(2) is amended and restated to read in its entirety as follows:

(i) other Liens securing obligations, including Indebtedness, not prohibited by the Operative Documents in an aggregate amount at any time outstanding not to exceed the greater of $1,450,000,000 and 20% of Consolidated Total Assets.

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(4) Subparagraph 3(B)(6) is deleted.

2 CONFIRMATION OF OPERATIVE DOCUMENTS BY NAI. NAI ratifies and confirms all terms and conditions of the Operative Documents, as hereby amended, including the representations made by Network Appliance, Inc. concerning the Property in the Closing Certificate. NAI also confirms that (a) all such representations which concern the Property would continue to be accurate and complete in all material respects if made as of the Amendment Date, and (b) NAI is not currently aware of any Default or Event of Default which has occurred and is continuing or of any defense, counterclaim, set-off, right of recoupment, abatement or other claim which NAI may now have against BNPPLC under the Operative Documents.

3 OTHER REPRESENTATIONS AND COVENANTS OF NAI. NAI also represents and covenants to BNPPLC as follows:

(A) Concerning NAI and this Amendment.

(1) Authority. The Constituent Documents of NAI permit the execution, delivery and performance of this Amendment by NAI, and all actions and approvals necessary to bind NAI under this Amendment have been taken and obtained. Without limiting the foregoing, this Amendment will be binding upon NAI when signed on behalf of NAI by Ingemar Lanevi, Vice President and Corporate Treasurer of NAI.

(2) Truth of Information. Any reports, financial statements or other data furnished by NAI to BNPPLC in connection with the agreements set forth in this Amendment are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of NAI.

(3) No Default or Violation. The execution and performance by NAI of this Amendment do not and will not contravene or result in a breach of or default under any other agreement to which NAI is a party or by which NAI is bound or which affects any assets of NAI. Such execution and performance by NAI do not contravene any law, order, decree, rule or regulation to which NAI is subject. Further, such execution and performance by NAI will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance on, or security interest in, any property of NAI pursuant to the provisions of any such other agreement.

(4) Enforceability. This Amendment constitutes the legal, valid and binding obligations of NAI enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership and other similar laws affecting the rights of creditors generally.

(B) Further Assurances. NAI will, upon the reasonable request of BNPPLC, (i) execute, acknowledge, deliver and record or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this

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Amendment and to subject to this Amendment any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (ii) execute, acknowledge, deliver, procure and record or file any document or instrument deemed advisable by BNPPLC to protect its rights in and to the Property against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of BNPPLC to enable BNPPLC to comply with the requirements or requests of any agency or authority having jurisdiction over it.

(C) Reimbursement of Costs. NAI will pay or reimburse BNPPLC, upon demand, for all reasonable out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of counsel) incurred by BNPPLC in connection with the preparation, negotiation, execution and delivery of this Amendment.

4 RESERVATION OF RIGHTS. The execution and delivery by BNPPLC of this Amendment will not be deemed to create a course of dealing or otherwise obligate BNPPLC to enter into amendments under the same, similar, or any other circumstances in the future. NAI is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon BNPPLC or Participants or any other Person. Except as expressly provided above, this Amendment will not limit, modify or otherwise affect any of NAI’s obligations under any of the Operative Documents, as heretofore amended.

5 NO IMPLIED REPRESENTATIONS OR PROMISES BY BNPPLC. NAI ACKNOWLEDGES AND AGREES THAT NEITHER BNPPLC NOR ITS REPRESENTATIVES OR AGENTS HAVE MADE ANY REPRESENTATIONS OR PROMISES WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT EXCEPT AS EXPRESSLY SET FORTH HEREIN.

6 PROVISIONS INCORPORATED BY REFERENCE FROM THE COMMON DEFINITIONS AND PROVISIONS AGREEMENT. All terms and conditions set forth in Article II of the Common Definitions and Provisions Agreement will apply to this Amendment as if this Amendment was one of the Operative Documents referenced therein.

7 REFERENCES TO OPERATIVE DOCUMENTS. From and after the Amendment Date, all references to any of the Operative Documents in the Operative Documents or in other documents related to the transactions contemplated therein are intended to mean the Operative Documents, as modified by this Amendment, unless the context shall otherwise require.

8 SUCCESSORS AND ASSIGNS. All of the covenants, agreements, terms and conditions to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, personal representatives and successors and, to the extent assignment is permitted under the Operative Documents, their respective assigns.

9 CONDITION PRECEDENT - CONSENTS OF PARTICIPANTS. The Participation Agreement contemplates that BNPPLC will agree to amendments like those in subparagraph (B) of Section 1

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above if directed to do so by a Majority (as defined in the Participation Agreement). The Participation Agreement defines “Majority” by reference to the Percentages (as defined therein) of the parties thereto. More specifically, the Participation Agreement defines “Majority” as parties to the Participation Agreement (i.e., Participants or BNPPLC and Participants), the aggregate Percentages of which equal or exceed sixty-seven percent (67%) of the Percentages of BNPPLC and of all the Participants then entitled to vote on certain matters specified in the Participation Agreement. For purposes of such voting, the Percentages of BNPPLC and the Participants under the Participation Agreement are currently as follows:

BNP PARIBAS LEASING CORPORATION:	23.1124807397%
BANK OF AMERICA, N.A.:	4.6224961479%
GOLDMAN SACHS CREDIT PARTNERS L.P.	3.0816640986%
JPMORGAN CHASE BANK	9.2449922958%
KEYBANK NATIONAL ASSOCIATION	22.1879815100%
MORGAN STANLEY BANK	8.4745762712%
SUMITOMO MITSUI BANKING CORPORATION	6.1633281972%
WELLS FARGO BANK, N.A.	23.1124807396%

In order to assure compliance with the requirements of the Participation Agreement, BNPPLC and NAI agree that the amendments set forth in subparagraph (B) of Section 1 above shall not become effective until Participants with aggregate Percentages of at least 43.888% (i.e., 67% less the Percentage of BNPPLC itself) have executed this Amendment in the spaces provided below to evidence their consents. However, so long as Participants with aggregate percentages of at least 43.888% do sign this Amendment to evidence their consents, then the amendments in subparagraph (B) of Section 1 above will become effective even if other Participants fail or refuse to sign this Amendment or give their consents.

[The signature pages follow.]

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IN WITNESS WHEREOF, this Second Modification Agreement (Moffett Business Center) is executed to be effective as of December 31, 2010.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation

By:	/s/ Lloyd G. Cox
Lloyd G. Cox, Managing Director

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[Continuation of signature pages for Second Modification Agreement (Moffett Business Center) dated as of December 31, 2010]

NETAPP, INC., a Delaware corporation, which is the successor by merger to Network Appliance, Inc.

By:	/s/ Ingemar Lanevi
Ingemar Lanevi, Vice President and Corporate Treasurer

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[Continuation of signature pages for Second Modification Agreement (Moffett Business Center) dated as of December 31, 2010]

Consent of Participant

The undersigned, BANK OF AMERICA, N.A., joins in the execution of this Second Modification Agreement (Moffett Business Center) as a Participant solely to evidence its consent to this Second Modification Agreement (Moffett Business Center).

BANK OF AMERICA, N.A.

By:	/s/ Christina Felsing

	Name:	Christina Felsing

	Title:	Vice President

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[Continuation of signature pages for Second Modification Agreement (Moffett Business Center) dated as of December 31, 2010]

Consent of Participant

The undersigned, GOLDMAN SACHS CREDIT PARTNERS L.P., joins in the execution of this Second Modification Agreement (Moffett Business Center) as a Participant solely to evidence its consent to this Second Modification Agreement (Moffett Business Center).

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Lauren Day

	Name:	Lauren Day

	Title:	Authorized Signatory

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[Continuation of signature pages for Second Modification Agreement (Moffett Business Center) dated as of December 31, 2010]

Consent of Participant

The undersigned, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, joins in the execution of this Second Modification Agreement (Moffett Business Center) as a Participant solely to evidence its consent to this Second Modification Agreement (Moffett Business Center).

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Alex Mckindra

	Name:	Alex Mckindra

	Title:	Senior Vice President

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[Continuation of signature pages for Second Modification Agreement (Moffett Business Center) dated as of December 31, 2010]

Consent of Participant

The undersigned, KEYBANK NATIONAL ASSOCIATION, joins in the execution of this Second Modification Agreement (Moffett Business Center) as a Participant solely to evidence its consent to this Second Modification Agreement (Moffett Business Center).

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Raed Y. Alfayoumi

	Name:	Raed Y. Alfayoumi

	Title:	Vice President

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[Continuation of signature pages for Second Modification Agreement (Moffett Business Center) dated as of December 31, 2010]

Consent of Participant

The undersigned, MORGAN STANLEY BANK, joins in the execution of this Second Modification Agreement (Moffett Business Center) as a Participant solely to evidence its consent to this Second Modification Agreement (Moffett Business Center).

MORGAN STANLEY BANK, N.A., AS A LENDER

By:	/s/ Eduardo Diaz-Perez

	Name:	Eduardo Diaz-Perez

	Title:	Authorized Signatory

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[Continuation of signature pages for Second Modification Agreement (Moffett Business Center) dated as of December 31, 2010]

Consent of Participant

The undersigned, SUMITOMO MITSUI BANKING CORPORATION, joins in the execution of this Second Modification Agreement (Moffett Business Center) as a Participant solely to evidence its consent to this Second Modification Agreement (Moffett Business Center).

SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

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[Continuation of signature pages for Second Modification Agreement (Moffett Business Center) dated as of December 31, 2010]

Consent of Participant

The undersigned, WELLS FARGO BANK, N A., joins in the execution of this Second Modification Agreement (Moffett Business Center) as a Participant solely to evidence its consent to this Second Modification Agreement (Moffett Business Center).

WELLS FARGO BANK, N.A.

By:	/s/ Karen Byler

	Name:	Karen Byler

	Title:	SVP

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